POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the its President this 15th day of January, 2015.

CLA Strategic Allocation Fund

Attest:

By:/s/ Ralph Humphrey

By:/s/ Clay Archey

Ralph Humphrey

Clay Archey

Assistant Secretary

President

ACKNOWLEDGMENT

STATE OF COLORADO

)

) ss:

COUNTY OF ARAPAHOE

)

On January 15, 2015 before me, Lindsay Shogan, a Notary Public, in and for the State of Colorado, personally appeared Clay Archey who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Nevada that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Lindsay Shogan

notary seal

My Comm. Expires  April 9, 2018

CERTIFICATE

The undersigned, Secretary of CLA Strategic Allocation Fund, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 10, 2014, and is in full force and effect:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  January 15, 2015

/s/ Clay Archey

Clay Archey

Secretary

CLA Strategic Allocation Fund

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2015.

/s/ Clay Archey

Clay Archey

President and Trustee

ACKNOWLEDGMENT

STATE OF COLORADO

)

) ss:

COUNTY OF ARAPAHOE

)

On January 15, 2015 before me, Lindsay Shogan, a Notary Public, in and for the State of Colorado, personally appeared Clay Archey who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: /s/Lindsay D. Shogan

notary seal

My Comm. Expires  April 9, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901), hereby giving and granting to said attorneys full power and authority to do and perform all an  b d every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of January, 2015.

/s/ David G. Godinez

David G. Godinez

Trustee

ACKNOWLEDGMENT

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ALAMEDA

)

On January 14, 2015 before me, Beverly Castillo, a Notary Public, in and for the State of California, personally appeared David G. Godinez who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Beverly Castillo

notary seal

My Comm. Expires September 23, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of January, 2015.

/s/ Wayne Jeu

Wayne Jeu

Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY OF CLARK

)

On January 14, 2015 before me, Cherelyn Arnold, a Notary Public, in and for the State of Nevada, personally appeared Wayne Jeu who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Cherelyn Arnold

notary seal

My Comm. Expires September 3, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this15th day of January, 2015.

/s/ Ali Rizvi

Ali Rizvi

Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY CLARK

)

On January 15, 2015 before me, Henry Chen, a Notary Public, in and for the State of Nevada, personally appeared Ali Rizvi who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Andy Chen

notary seal

My Comm. Expires September 16, 2017